                         REGISTRATION RIGHTS AGREEMENT


DATED:           October 4, 1996

BETWEEN:         Protection One, Inc.,
                 a Delaware corporation
                 3900 S.W. Murray Boulevard
                 Beaverton, Oregon 97005
                                                                       ("POI")

AND:             Herbert H. Warrick, Jr. and Ramona L. Warrick
                 7714 89th Place SE
                 Mercer Island, WA  98040
                                                           (the "Shareholder")

                                    RECITALS

                 A. Pursuant to that certain Agreement for Stock Purchase and the Plan of Exchange of Shares (collectively the "Stock Agreement"), POI
(i) concurrently with the execution of this Registration Rights Agreement (the "Agreement") is issuing and selling to Shareholder an aggregate of 264,203 shares (the "Registrable Shares") of the Common Stock, par value $.01 per share ("Common Stock"), of POI; and (ii) has agreed to file with the Securities and Exchange Commission, as soon as possible, a registration statement on Form S-3 (as from time to time amended, the "Registration Statement") registering the offer and sale by Shareholder from time to time of the Registrable Shares included therein (the "Registered Shares"); and

                 B. Section 11.9 of the Stock Agreement contemplates that the Shareholder will enter into this Agreement to further define their respective rights and responsibilities with respect to the Registrable Shares.

                 NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained in this Agreement, the parties hereto agree as follows:

                 1. Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

                          1.1     Business Day:  any day that is not a
Saturday, Sunday or bank holiday in California.

                          1.2     Commission:  the Securities and Exchange
Commission, or any other federal agency at the time administering the Securities Act.





REGISTRATION RIGHTS AGREEMENT

                          1.3     Exchange Act:  the Securities Exchange Act of
1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as they each may from time to time be in effect. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

                          1.4     Registered Shares:  the meaning specified in
Recital A.

                          1.5     Registrable Shares:  the meaning specified in
Recital A.

                          1.6     Registration Statement:  the meaning
specified in Recital A.

                          1.7     Securities Act:  the Securities Act of 1933,
as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as they may each from time to time be in effect. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of such similar federal statute.

                 2.       Obligations of POI.  POI shall:

                          2.1     Registration.  File the Registration
Statement with the Commission within 20 days of the date of this Agreement, and thereafter use all reasonable efforts to cause the Registration Statement to be declared effective as soon as possible.

                          2.2     Amendments and Supplements.  Use all
reasonable efforts to prepare and file with the Commission all such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of Registered Shares for a period of two (2) years or, if earlier, until such time as all of such Registered Shares either (i) have been disposed of by the seller or sellers thereof in accordance with the intended methods of disposition thereof or (ii) are eligible for distribution to the public pursuant to Rule 144 (or any successor rule) under the Securities Act; provided, however, that such two (2) year period shall be extended for a period of time equal to the period Shareholder refrains from selling Registered Shares at the request of POI or of an underwriter of Common Stock (or other securities of POI) pursuant to the provisions hereof.

                          2.3     Copies of Prospectus.  Furnish to Shareholder
such numbers of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) as Shareholder may reasonably request in order to effect the sale of the Registered Shares to be offered and sold by Shareholder, but only while POI is required to cause the Registration Statement to remain effective and usable.





REGISTRATION RIGHTS AGREEMENT

                          2.4     Blue Sky Laws.  Use all reasonable efforts to
register or qualify the offering of Registrable Shares covered by the Registration Statement under the securities laws of such states as the Shareholder(s) shall reasonably request; provided, however, that POI shall not be required in connection with this Section 2.4 to qualify generally to do business as a foreign corporation under the laws of any jurisdiction in which POI is not then so qualified, or to file any general consent to service of process or to take any other action that would subject POI to general service of process in any jurisdiction in which POI is not then so subject.

                          2.5     Amendment to Prospectus.  Notify Shareholder
at any time when a prospectus relating to such registration is required under the Securities Act to be delivered of the happening of an event that requires the making of a change in such prospectus as then in effect, or the related Registration Statement, in order that such document(s) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and Shareholder thereupon shall immediately cease making offers and sales of Registrable Shares pursuant to the Registration Statement or deliveries of the prospectus contained therein for any purpose, and if requested by POI, shall return to POI all copies of such prospectus not theretofore delivered by Shareholder to third parties. After securing such approvals as may be necessary, POI shall promptly prepare, file with Commission and furnish to Shareholder revised prospectuses or such supplements to or amendments of the prospectus as POI may deem necessary, and following their receipt of the same, Shareholder shall be free to resume making offers of the Registered Shares.

                          2.6     Stop Orders.  Notify Shareholder of any stop
order or any similar proceeding initiated by any federal or state regulatory authority with respect to the Registration Statement.

                          2.7     Listing.  Cause all Registered Shares hereto
to be listed on each securities exchange, if any, on which the Common Stock is then listed or with the National Association of Securities Dealers, Inc.

                 3. Conditions to Obligations of POI. The obligations of POI under Section 2 hereof are subject to the satisfaction of each of the following conditions:

                          3.1     Information.  Shareholder shall furnish to
POI such information regarding Shareholder, its Registrable Shares (and Shareholder's other holdings of POI securities, if any) and Shareholder's proposed methods of distribution of its Registered Shares, and shall execute and deliver to POI such documents, as POI may reasonably request in order to permit POI to comply with all applicable requirements of the Securities Act or any applicable state securities law or to obtain acceleration of the effective date of the Registration Statement. Without limiting the generality of the foregoing, Shareholder hereby represents and warrants that all information provided by Shareholder for inclusion in the prospectus with





REGISTRATION RIGHTS AGREEMENT
respect to Shareholder, Shareholder's Registerable Shares and other holdings of POI's securities (if any) and Shareholder's proposed methods of distributing the Registrable Shares is and shall be complete and accurate.

                          3.2     Compliance with Agreement.  Shareholder shall
have complied with all terms and conditions of this Agreement to be complied with by Shareholder.

                 4. Allocation of Expenses. All discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of Registered Shares, and all fees and expenses of separate counsel and accountants for Shareholder, if any, shall be borne by Shareholder pro rata with the number of Registered Shares owned by it. Except as otherwise required by any federal or state regulatory authority, POI shall bear all other expenses incurred by POI in performing its obligations hereunder, including, without limitation, registration and filing fees, fees and expenses of complying with applicable state securities laws, fees and expenses incurred in connection with the listing of Registered Shares on any securities exchange or with the National Association of Securities Dealers, printing expenses, fees and disbursements of counsel for, and independent certified public accountants of, POI, and fees and expenses of any other party or parties retained by POI in connection with the applicable registration.

                 5.       Restrictive Legends; Restrictions on Resale.

                          5.1     Legend.  Each certificate representing
Registrable Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS. THE SALE, TRANSFER, PLEDGE OR ANY OTHER DISPOSITION OF THE SHARES REPRESENTED BY THESE CERTIFICATES IS SUBJECT TO THE TERMS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER 4, 1996, BETWEEN THE ISSUER AND THE HOLDER THEREOF."

Notwithstanding the foregoing provisions of this Section 5, upon the request of a holder of such Registrable Shares which holder (a) is not an affiliate (as such term is defined in Rule 144 under the Securities Act) of POI, and (b) has not been an affiliate of POI during the three (3) months preceding such request, and which request is made after a period of three (3) years has elapsed since the later of the date such Registrable Shares were acquired from the POI or an affiliate of the issuer (computed in accordance with paragraph
(d) of Rule 144), POI shall issue





REGISTRATION RIGHTS AGREEMENT
and deliver to such holder, at no expense to such holder, a new certificate representing such Registrable Shares of like tenor not bearing the first sentence of such legend.

                          5.2     Restrictions on Resale.   Shareholder shall
not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, the Registrable Shares between the date hereof and October 16, 1996. Shareholder shall also not sell more than ten percent (10%) of the Registrable Shares between October 17, 1996 and ninety (90) days following the effective date of the Registration Statement. Shareholder's sale of the Registrable Shares shall be subject, for a period commencing on the date hereof and ending one (1) year after the effective date of the Registration Statement, to any restrictions POI's underwriter or underwriters may impose on Shareholder's sale of the Registrable Shares including without limitation that the Registrable Shares be withheld from the market by Shareholder and not be sold, offered for sale or otherwise transferred or disposed of by Shareholder (other than donees who agree to be similarly bound) in the event POI or any subsidiary of POI elects to prepare and file with the Commission a Registration Statement for an underwritten public offering of the Common Stock or securities convertible into or exchangeable for Common Stock, at the option of POI or the proposed managing underwriter(s) of such offering for a period beginning on the effective date of such Registration Statement as such underwriter(s) determine is necessary in order to successfully effect the underwritten public offering; provided, however, that such restrictions shall not apply for a consecutive period of more than one hundred twenty (120) days and the underwriter or underwriters may apply them to Shareholder only once during such one (1) year period of time. In connection therewith, Shareholder also agrees to provide to POI's underwriter or underwriters a written agreement for the benefit of the underwriters and POI that Shareholder agrees to such restrictions. The Registered Shares shall be sold by Shareholder only through broker-dealers designated by POI.

                 6.       Miscellaneous.

                          6.1     Notices.  All notices, requests, consents,
demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been duly given or made (i) when delivered by hand or by a courier service, (ii) when sent by telecopier of sent on a Business Day or if so sent on a day that is not a Business Day, on the first Business Day thereafter, or (iii) three Business Days after being sent by registered or certified first-class mail, in each case addressed as follows:

                                  6.1.1    If to Shareholder, at Shareholder's
address as it shall then appear in the books and records of the transfer agent for the Common Stock.

                                  6.1.2    If to POI, initially at the address
set forth in the Stock Agreement, and thereafter at such other address notice of which is given in accordance with the provisions of this Section 7.1.





REGISTRATION RIGHTS AGREEMENT

                          6.2     Entire Agreement.  This Agreement embodies
the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, negotiations, understandings and agreements relating to such subject matter hereof.

                          6.3     Third Party Beneficiaries.  This Agreement is
intended to, and shall, inure to the benefit only of the parties hereto and their respective successors and permitted assigns.

                          6.4     Assignment.  Neither this Agreement nor the
rights or obligations hereunder of any party hereto may be assigned, delegated or otherwise transferred by any such party.

                          6.5     Amendments.  This Agreement may be amended,
supplemented or (except as hereinafter expressly provided to the contrary) terminated, and the time for the performance of any of the covenants to be performed by POI hereunder for the benefit of the Shareholder may be extended, or such performance may be waived, only by a writing executed by POI and Shareholder.

                          6.6     Counterparts.  This Agreement may be executed
in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                          6.7     Headings.  The headings of this Agreement
have been added for convenience only and shall not be used in any way to construe or otherwise affect this Agreement.

                          6.8     Governing Law.  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of Oregon applicable to agreements made and wholly performed in such state.

                 IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above writing.


                                           POI:

                                           PROTECTION ONE, INC.


                                           By:_________________________________

                                           Its:_________________________________


                                           SHAREHOLDER:



REGISTRATION RIGHTS AGREEMENT

                                        _______________________________________
                                        Herbert H. Warrick, Jr.


                                        _______________________________________
                                        Ramona L. Warrick





REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT

DATED:           October 4, 1996

BETWEEN:         Protection One, Inc.,
                 a Delaware corporation
                 3900 S.W. Murray Boulevard
                 Beaverton, Oregon 97005
                                                                      ("POI")

AND:             Russell E. VanDevanter
                 P. O. Box 55832
                 Seattle, WA  98155
                                                           (the "Shareholder")


                                    RECITALS

                 A. Pursuant to that certain Agreement for Stock Purchase and the Plan of Exchange of Shares (collectively the "Stock Agreement"), POI
(i) concurrently with the execution of this Registration Rights Agreement (the "Agreement") is issuing and selling to Shareholder an aggregate of 247,029 shares (the "Registrable Shares") of the Common Stock, par value $.01 per share ("Common Stock"), of POI; and (ii) has agreed to file with the Securities and Exchange Commission, as soon as possible, a registration statement on Form S-3 (as from time to time amended, the "Registration Statement") registering the offer and sale by Shareholder from time to time of the Registrable Shares included therein (the "Registered Shares"); and

                 B. Section 11.9 of the Stock Agreement contemplates that the Shareholder will enter into this Agreement to further define their respective rights and responsibilities with respect to the Registrable Shares.

                 NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained in this Agreement, the parties hereto agree as follows:

                 1. Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

                          1.1     Business Day:  any day that is not a
Saturday, Sunday or bank holiday in California.

                          1.2     Commission:  the Securities and Exchange
Commission, or any other federal agency at the time administering the Securities Act.

                          1.3     Exchange Act:  the Securities Exchange Act of
1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as they each may from time to time be in effect. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

                          1.4     Registered Shares:  the meaning specified in
Recital A.

                          1.5     Registrable Shares:  the meaning specified in
Recital A.

                          1.6     Registration Statement:  the meaning
specified in Recital A.

                          1.7     Securities Act:  the Securities Act of 1933,
as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as they may each from time to time be in effect. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of such similar federal statute.

                 2.       Obligations of POI.  POI shall:

                          2.1     Registration.  File the Registration
Statement with the Commission within 20 days of the date of this Agreement, and thereafter use all reasonable efforts to cause the Registration Statement to be declared effective as soon as possible.

                          2.2     Amendments and Supplements.  Use all
reasonable efforts to prepare and file with the Commission all such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of Registered Shares for a period of two (2) years or, if earlier, until such time as all of such Registered Shares either (i) have been disposed of by the seller or sellers thereof in accordance with the intended methods of disposition thereof or (ii) are eligible for distribution to the public pursuant to Rule 144 (or any successor rule) under the Securities Act; provided, however, that such two (2) year period shall be extended for a period of time equal to the period Shareholder refrains from selling Registered Shares at the request of POI or of an underwriter of Common Stock (or other securities of POI) pursuant to the provisions hereof.

                          2.3     Copies of Prospectus.  Furnish to Shareholder
such numbers of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) as Shareholder may reasonably request in order to effect the sale of the Registered Shares to be offered and sold by Shareholder, but only while POI is required to cause the Registration Statement to remain effective and usable.

                          2.4     Blue Sky Laws.  Use all reasonable efforts to
register or qualify the offering of Registrable Shares covered by the Registration Statement under the securities laws of such states as the Shareholder(s) shall reasonably request; provided, however, that POI shall not be required in connection with this Section 2.4 to qualify generally to do business as a foreign corporation under the laws of any jurisdiction in which POI is not then so qualified, or to file any general consent to service of process or to take any other action that would subject POI to general service of process in any jurisdiction in which POI is not then so subject.

                          2.5     Amendment to Prospectus.  Notify Shareholder
at any time when a prospectus relating to such registration is required under the Securities Act to be delivered of the happening of an event that requires the making of a change in such prospectus as then in effect, or the related Registration Statement, in order that such document(s) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and Shareholder thereupon shall immediately cease making offers and sales of Registrable Shares pursuant to the Registration Statement or deliveries of the prospectus contained therein for any purpose, and if requested by POI, shall return to POI all copies of such prospectus not theretofore delivered by Shareholder to third parties. After securing such approvals as may be necessary, POI shall promptly prepare, file with Commission and furnish to Shareholder revised prospectuses or such supplements to or amendments of the prospectus as POI may deem necessary, and following their receipt of the same, Shareholder shall be free to resume making offers of the Registered Shares.

                          2.6     Stop Orders.  Notify Shareholder of any stop
order or any similar proceeding initiated by any federal or state regulatory authority with respect to the Registration Statement.

                          2.7     Listing.  Cause all Registered Shares hereto
to be listed on each securities exchange, if any, on which the Common Stock is then listed or with the National Association of Securities Dealers, Inc.

                 3. Conditions to Obligations of POI. The obligations of POI under Section 2 hereof are subject to the satisfaction of each of the following conditions:

                          3.1     Information.  Shareholder shall furnish to
POI such information regarding Shareholder, its Registrable Shares (and Shareholder's other holdings of POI securities, if any) and Shareholder's proposed methods of distribution of its Registered Shares, and shall execute and deliver to POI such documents, as POI may reasonably request in order to permit POI to comply with all applicable requirements of the Securities Act or any applicable state securities law or to obtain acceleration of the effective date of the Registration Statement. Without limiting the generality of the foregoing, Shareholder hereby represents and warrants that all information provided by Shareholder for inclusion in the prospectus with respect to Shareholder, Shareholder's Registerable Shares and other holdings of POI's securities (if any) and Shareholder's proposed methods of distributing the Registrable Shares is and shall be complete and accurate.

                          3.2     Compliance with Agreement.  Shareholder shall
have complied with all terms and conditions of this Agreement to be complied with by Shareholder.

                 4. Allocation of Expenses. All discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of Registered Shares, and all fees and expenses of separate counsel and accountants for Shareholder, if any, shall be borne by Shareholder pro rata with the number of Registered Shares owned by it. Except as otherwise required by any federal or state regulatory authority, POI shall bear all other expenses incurred by POI in performing its obligations hereunder, including, without limitation, registration and filing fees, fees and expenses of complying with applicable state securities laws, fees and expenses incurred in connection with the listing of Registered Shares on any securities exchange or with the National Association of Securities Dealers, printing expenses, fees and disbursements of counsel for, and independent certified public accountants of, POI, and fees and expenses of any other party or parties retained by POI in connection with the applicable registration.

                 5.       Restrictive Legends; Restrictions on Resale.

                          5.1     Legend.  Each certificate representing
Registrable Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS. THE SALE, TRANSFER, PLEDGE OR ANY OTHER DISPOSITION OF THE SHARES REPRESENTED BY THESE CERTIFICATES IS SUBJECT TO THE TERMS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER 4, 1996, BETWEEN THE ISSUER AND THE HOLDER THEREOF."

Notwithstanding the foregoing provisions of this Section 5, upon the request of a holder of such Registrable Shares which holder (a) is not an affiliate (as such term is defined in Rule 144 under the Securities Act) of POI, and (b) has not been an affiliate of POI during the three (3) months preceding such request, and which request is made after a period of three (3) years has elapsed since the later of the date such Registrable Shares were acquired from the POI or an affiliate of the issuer (computed in accordance with paragraph
(d) of Rule 144), POI shall issue and deliver to such holder, at no expense to such holder, a new certificate representing such Registrable Shares of like tenor not bearing the first sentence of such legend.

                          5.2     Restrictions on Resale.   Shareholder shall
not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, the Registrable Shares between the date hereof and October 16, 1996. Shareholder shall also not sell more than ten percent (10%) of the Registrable Shares between October 17, 1996 and ninety (90) days following the effective date of the Registration Statement. Shareholder's sale of the Registrable Shares shall be subject, for a period commencing on the date hereof and ending one (1) year after the effective date of the Registration Statement, to any restrictions POI's underwriter or underwriters may impose on Shareholder's sale of the Registrable Shares including without limitation that the Registrable Shares be withheld from the market by Shareholder and not be sold, offered for sale or otherwise transferred or disposed of by Shareholder (other than donees who agree to be similarly bound) in the event POI or any subsidiary of POI elects to prepare and file with the Commission a Registration Statement for an underwritten public offering of the Common Stock or securities convertible into or exchangeable for Common Stock, at the option of POI or the proposed managing underwriter(s) of such offering for a period beginning on the effective date of such Registration Statement as such underwriter(s) determine is necessary in order to successfully effect the underwritten public offering; provided, however, that such restrictions shall not apply for a consecutive period of more than one hundred twenty (120) days and the underwriter or underwriters may apply them to Shareholder only once during such one (1) year period of time.
In connection therewith, Shareholder also agrees to provide to POI's underwriter or underwriters a written agreement for the benefit of the underwriters and POI that Shareholder agrees to such restrictions. The Registered Shares shall be sold by Shareholder only through broker- dealers designated by POI.

                 6.       Miscellaneous.

                          6.1     Notices.  All notices, requests, consents,
demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been duly given or made (i) when delivered by hand or by a courier service, (ii) when sent by telecopier of sent on a Business Day or if so sent on a day that is not a Business Day, on the first Business Day thereafter, or (iii) three Business Days after being sent by registered or certified first-class mail, in each case addressed as follows:

                                  6.1.1    If to Shareholder, at Shareholder's
address as it shall then appear in the books and records of the transfer agent for the Common Stock.

                                  6.1.2    If to POI, initially at the address
set forth in the Stock Agreement, and thereafter at such other address notice of which is given in accordance with the provisions of this Section 7.1.

                          6.2     Entire Agreement.  This Agreement embodies
the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, negotiations, understandings and agreements relating to such subject matter hereof.

                          6.3     Third Party Beneficiaries.  This Agreement is
intended to, and shall, inure to the benefit only of the parties hereto and their respective successors and permitted assigns.

                          6.4     Assignment.  Neither this Agreement nor the
rights or obligations hereunder of any party hereto may be assigned, delegated or otherwise transferred by any such party.

                          6.5     Amendments.  This Agreement may be amended,
supplemented or (except as hereinafter expressly provided to the contrary) terminated, and the time for the performance of any of the covenants to be performed by POI hereunder for the benefit of the Shareholder may be extended, or such performance may be waived, only by a writing executed by POI and Shareholder.

                          6.6     Counterparts.  This Agreement may be executed
in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                          6.7     Headings.  The headings of this Agreement
have been added for convenience only and shall not be used in any way to construe or otherwise affect this Agreement.

                          6.8     Governing Law.  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of Oregon applicable to agreements made and wholly performed in such state.

                 IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above writing.


                                             POI:

                                             PROTECTION ONE, INC.


                                             By:_______________________________

                                             Its:______________________________


                                             SHAREHOLDER:

                                             __________________________________
                                             Russell E. VanDevanter

                         REGISTRATION RIGHTS AGREEMENT


DATED:           October 4, 1996

BETWEEN:         Protection One, Inc.,
                 a Delaware corporation
                 3900 S.W. Murray Boulevard
                 Beaverton, Oregon 97005
                                                                       ("POI")

AND:             Maria M. VanDevanter
                 7537 Roosevelt Way NE
                 Seattle, WA  98115
                                                           (the "Shareholder")

                                    RECITALS

                 A. Pursuant to that certain Agreement for Stock Purchase and the Plan of Exchange of Shares (collectively the "Stock Agreement"), POI
(i) concurrently with the execution of this Registration Rights Agreement (the "Agreement") is issuing and selling to Shareholder an aggregate of 40,657 shares (the "Registrable Shares") of the Common Stock, par value $.01 per share ("Common Stock"), of POI; and (ii) has agreed to file with the Securities and Exchange Commission, as soon as possible, a registration statement on Form S-3 (as from time to time amended, the "Registration Statement") registering the offer and sale by Shareholder from time to time of the Registrable Shares included therein (the "Registered Shares"); and

                 B. Section 11.9 of the Stock Agreement contemplates that the Shareholder will enter into this Agreement to further define their respective rights and responsibilities with respect to the Registrable Shares.

                 NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained in this Agreement, the parties hereto agree as follows:

                 1. Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

                          1.1     Business Day:  any day that is not a
Saturday, Sunday or bank holiday in California.

                          1.2     Commission:  the Securities and Exchange
Commission, or any other federal agency at the time administering the Securities Act.





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                          1.3     Exchange Act:  the Securities Exchange Act of
1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as they each may from time to time be in effect. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

                          1.4     Registered Shares:  the meaning specified in
Recital A.

                          1.5     Registrable Shares:  the meaning specified in
Recital A.

                          1.6     Registration Statement:  the meaning
specified in Recital A.

                          1.7     Securities Act:  the Securities Act of 1933,
as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as they may each from time to time be in effect. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of such similar federal statute.

                 2.       Obligations of POI.  POI shall:

                          2.1     Registration.  File the Registration
Statement with the Commission within 20 days of the date of this Agreement, and thereafter use all reasonable efforts to cause the Registration Statement to be declared effective as soon as possible.

                          2.2     Amendments and Supplements.  Use all
reasonable efforts to prepare and file with the Commission all such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of Registered Shares for a period of two (2) years or, if earlier, until such time as all of such Registered Shares either (i) have been disposed of by the seller or sellers thereof in accordance with the intended methods of disposition thereof or (ii) are eligible for distribution to the public pursuant to Rule 144 (or any successor rule) under the Securities Act; provided, however, that such two (2) year period shall be extended for a period of time equal to the period Shareholder refrains from selling Registered Shares at the request of POI or of an underwriter of Common Stock (or other securities of POI) pursuant to the provisions hereof.

                          2.3     Copies of Prospectus.  Furnish to Shareholder
such numbers of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) as Shareholder may reasonably request in order to effect the sale of the Registered Shares to be offered and sold by Shareholder, but only while POI is required to cause the Registration Statement to remain effective and usable.





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                          2.4     Blue Sky Laws.  Use all reasonable efforts to
register or qualify the offering of Registrable Shares covered by the Registration Statement under the securities laws of such states as the Shareholder(s) shall reasonably request; provided, however, that POI shall not be required in connection with this Section 2.4 to qualify generally to do business as a foreign corporation under the laws of any jurisdiction in which POI is not then so qualified, or to file any general consent to service of process or to take any other action that would subject POI to general service of process in any jurisdiction in which POI is not then so subject.

                          2.5     Amendment to Prospectus.  Notify Shareholder
at any time when a prospectus relating to such registration is required under the Securities Act to be delivered of the happening of an event that requires the making of a change in such prospectus as then in effect, or the related Registration Statement, in order that such document(s) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and Shareholder thereupon shall immediately cease making offers and sales of Registrable Shares pursuant to the Registration Statement or deliveries of the prospectus contained therein for any purpose, and if requested by POI, shall return to POI all copies of such prospectus not theretofore delivered by Shareholder to third parties. After securing such approvals as may be necessary, POI shall promptly prepare, file with Commission and furnish to Shareholder revised prospectuses or such supplements to or amendments of the prospectus as POI may deem necessary, and following their receipt of the same, Shareholder shall be free to resume making offers of the Registered Shares.

                          2.6     Stop Orders.  Notify Shareholder of any stop
order or any similar proceeding initiated by any federal or state regulatory authority with respect to the Registration Statement.

                          2.7     Listing.  Cause all Registered Shares hereto
to be listed on each securities exchange, if any, on which the Common Stock is then listed or with the National Association of Securities Dealers, Inc.

                 3. Conditions to Obligations of POI. The obligations of POI under Section 2 hereof are subject to the satisfaction of each of the following conditions:

                          3.1     Information.  Shareholder shall furnish to
POI such information regarding Shareholder, its Registrable Shares (and Shareholder's other holdings of POI securities, if any) and Shareholder's proposed methods of distribution of its Registered Shares, and shall execute and deliver to POI such documents, as POI may reasonably request in order to permit POI to comply with all applicable requirements of the Securities Act or any applicable state securities law or to obtain acceleration of the effective date of the Registration Statement. Without limiting the generality of the foregoing, Shareholder hereby represents and warrants that all information provided by Shareholder for inclusion in the prospectus with respect to Shareholder, Shareholder's Registerable Shares and other holdings of POI's securities (if any) and Shareholder's proposed methods of distributing the Registrable Shares is and shall be complete and accurate.

                          3.2     Compliance with Agreement.  Shareholder shall
have complied with all terms and conditions of this Agreement to be complied with by Shareholder.

                 4. Allocation of Expenses. All discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of Registered Shares, and all fees and expenses of separate counsel and accountants for Shareholder, if any, shall be borne by Shareholder pro rata with the number of Registered Shares owned by it. Except as otherwise required by any federal or state regulatory authority, POI shall bear all other expenses incurred by POI in performing its obligations hereunder, including, without limitation, registration and filing fees, fees and expenses of complying with applicable state securities laws, fees and expenses incurred in connection with the listing of Registered Shares on any securities exchange or with the National Association of Securities Dealers, printing expenses, fees and disbursements of counsel for, and independent certified public accountants of, POI, and fees and expenses of any other party or parties retained by POI in connection with the applicable registration.

                 5.       Restrictive Legends; Restrictions on Resale.

                          5.1     Legend.  Each certificate representing
Registrable Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS. THE SALE, TRANSFER, PLEDGE OR ANY OTHER DISPOSITION OF THE SHARES REPRESENTED BY THESE CERTIFICATES IS SUBJECT TO THE TERMS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER 4, 1996, BETWEEN THE ISSUER AND THE HOLDER THEREOF."

Notwithstanding the foregoing provisions of this Section 5, upon the request of a holder of such Registrable Shares which holder (a) is not an affiliate (as such term is defined in Rule 144 under the Securities Act) of POI, and (b) has not been an affiliate of POI during the three (3) months preceding such request, and which request is made after a period of three (3) years has elapsed since the later of the date such Registrable Shares were acquired from the POI or an affiliate of the issuer (computed in accordance with paragraph
(d) of Rule 144), POI shall issue
and deliver to such holder, at no expense to such holder, a new certificate representing such Registrable Shares of like tenor not bearing the first sentence of such legend.

                          5.2     Restrictions on Resale.   Shareholder shall
not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, the Registrable Shares between the date hereof and October 16, 1996. Shareholder shall also not sell more than ten percent (10%) of the Registrable Shares between October 17, 1996 and ninety (90) days following the effective date of the Registration Statement. Shareholder's sale of the Registrable Shares shall be subject, for a period commencing on the date hereof and ending one (1) year after the effective date of the Registration Statement, to any restrictions POI's underwriter or underwriters may impose on Shareholder's sale of the Registrable Shares including without limitation that the Registrable Shares be withheld from the market by Shareholder and not be sold, offered for sale or otherwise transferred or disposed of by Shareholder (other than donees who agree to be similarly bound) in the event POI or any subsidiary of POI elects to prepare and file with the Commission a Registration Statement for an underwritten public offering of the Common Stock or securities convertible into or exchangeable for Common Stock, at the option of POI or the proposed managing underwriter(s) of such offering for a period beginning on the effective date of such Registration Statement as such underwriter(s) determine is necessary in order to successfully effect the underwritten public offering; provided, however, that such restrictions shall not apply for a consecutive period of more than one hundred twenty (120) days and the underwriter or underwriters may apply them to Shareholder only once during such one (1) year period of time. In connection therewith, Shareholder also agrees to provide to POI's underwriter or underwriters a written agreement for the benefit of the underwriters and POI that Shareholder agrees to such restrictions. The Registered Shares shall be sold by Shareholder only through broker-dealers designated by POI.

                 6.       Miscellaneous.

                          6.1     Notices.  All notices, requests, consents,
demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been duly given or made (i) when delivered by hand or by a courier service, (ii) when sent by telecopier of sent on a Business Day or if so sent on a day that is not a Business Day, on the first Business Day thereafter, or (iii) three Business Days after being sent by registered or certified first-class mail, in each case addressed as follows:

                                  6.1.1    If to Shareholder, at Shareholder's
address as it shall then appear in the books and records of the transfer agent for the Common Stock.

                                  6.1.2    If to POI, initially at the address
set forth in the Stock Agreement, and thereafter at such other address notice of which is given in accordance with the provisions of this Section 7.1.





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                          6.2     Entire Agreement.  This Agreement embodies
the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, negotiations, understandings and agreements relating to such subject matter hereof.

                          6.3     Third Party Beneficiaries.  This Agreement is
intended to, and shall, inure to the benefit only of the parties hereto and their respective successors and permitted assigns.

                          6.4     Assignment.  Neither this Agreement nor the
rights or obligations hereunder of any party hereto may be assigned, delegated or otherwise transferred by any such party.

                          6.5     Amendments.  This Agreement may be amended,
supplemented or (except as hereinafter expressly provided to the contrary) terminated, and the time for the performance of any of the covenants to be performed by POI hereunder for the benefit of the Shareholder may be extended, or such performance may be waived, only by a writing executed by POI and Shareholder.

                          6.6     Counterparts.  This Agreement may be executed
in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                          6.7     Headings.  The headings of this Agreement
have been added for convenience only and shall not be used in any way to construe or otherwise affect this Agreement.

                          6.8     Governing Law.  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of Oregon applicable to agreements made and wholly performed in such state.

                 IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above writing.

                                      POI:

                                      PROTECTION ONE, INC.




                                      By:______________________________________
                                      Its:_____________________________________

                                      SHAREHOLDER:

                                         ______________________________________
                                         Maria M. VanDevanter